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                        Mentor VIP High Income Portfolio


                      PORTFOLIO SELECT VARIABLE ANNUITY/SM/
                                   Issued by
                           PFL LIFE INSURANCE COMPANY

                         Supplement Dated July 30, 1999
                                     To The
                          Prospectus Dated May 1, 1999



The Mentor VIP High Income Portfolio has been added as an additional investment option under the Portfolio Select Variable Annuity. This prospectus supplement provides very limited information about this new investment option. The May 3, 1999 Mentor Variable Investment Portfolios prospectus that is currently included with the May 1, 1999 Portfolio Select Variable Annuity prospectus provides more complete information about the Mentor VIP High Income Portfolio. The information in this supplement is qualified in its entirety by the additional information in those prospectuses. You should read the prospectuses carefully before you invest.

Depending upon the investment performance of the Mentor VIP High Income
Portfolio, you can make or lose money allocated to the Mentor VIP High Income
Subaccount.  The general public may not invest in the Mentor VIP High Income
Portfolio. It is only available through insurance companies or certain qualified plans. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those of the Mentor VIP High Income Portfolio. More detailed information, including an explanation of the Mentor VIP High Income Portfolio's investment objectives, may be found in its current prospectus.

The table on the following page summarizes the charges and deductions that may be applicable to an investment in the Mentor VIP High Income Portfolio through the Portfolio Select Variable Annuity. These charges and deductions are explained in the prospectus for the Portfolio Select Variable Annuity, and the prospectus for the Mentor VIP High Income Portfolio. This table does not include any premium taxes that may be applicable.

All italicized terms used, which are not defined in this supplement, shall have the same meanings as the same terms used in the accompanying prospectus.



                 This Prospectus Supplement must be accompanied
                                     by the
    Prospectus for the Portfolio Select Variable Annuity/SM/ dated May 1, 1999 and by the
     Prospectus for the Mentor VIP High Income Portfolio dated May 3, 1999

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


                                              ANNUITY POLICY FEE TABLE


                                                                      Separate Account Annual Expenses
        Policy Owner Transaction Expenses                            (as a percentage of account value)

Sales Load On Purchase Payments ...                         0   Mortality and Expense Risk             1.25%
                                                                Fee(4)..........
Maximum Surrender Charge                                        Administrative                         0.15%
   (as a % of Premium Payments                                  Charge.....................            ----
   Surrendered)(1)(2) ....................                  6%
Surrender Fees ...........................                  0   TOTAL SEPARATE ACCOUNT
Annual Service Charge(2) .................     $30 Per Policy   ANNUAL EXPENSES ...........            1.40%
Transfer Fee(2) ..........................   Currently No Fee

Family Income Protector (optional)(3)
   Rider Fee..............................              0.30%

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                                        Mentor VIP High Income Portfolio Annual Expenses(5)
                             (as a percentage of average net assets and after expense reimbursements)
------------------------------------------------------------------------------------------------------------------------------------
                                               Management                 Other               Rule 12b-1         Total Portfolio
                                                  Fees                   Expenses                 Fees            Annual Expenses
------------------------------------------------------------------------------------------------------------------------------------
Mentor VIP High Income Portfolio(8)(13)...        0.48%                     0.52%                  0.25%               1.00%
====================================================================================================================================

/(1)/ The surrender charge is decreased based on the number of years since the premium payment was made, from 6% in the year in which the premium payment was made to 0% in the sixth year after the premium payment was made.
      However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. If applicable, a surrender charge will only be applied to withdrawals that exceed the amount available under certain listed exceptions.

/(2)/ The surrender charge and transfer fee, if any is imposed, apply to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a pro rata basis relative to each account's policy value as a percentage of the policy's total policy value.
      There is no fee for the first 12 transfers per year. For additional transfers, PFL may charge a fee of $10 per transfer, but currently PFL does not charge for any transfers. Separate account and annual expenses do not apply to the fixed account.

/(3)/ The annual rider fee is currently equal to 0.30% of the minimum annuitization value on the previous policy anniversary; PFL may at its discretion change the rate in the future, but the rate will never be greater than 0.50% per year. The stabilized payment fee is only charged if you annuitize under the family income protector rider, and then only after annuitization. This fee is reflected in the amount of the variable payments. The stabilized payment fee is currently equal to an effective annual rate of 1.25% of the daily net asset value in the variable investment options; PFL may at its discretion change the rate in the future, but the rate will never be greater than 2.25% per year. Once the family income protector rider is added to your policy, neither the rider fee nor the stabilized payment fee that is in effect at that time will change during the life of that family income protector rider. These fees could change if you elect to upgrade.

/(4)/ Mortality and expense risk fees shown (1.25%) are for the "5% Annually
      Compounding Death Benefit" and the "Annual Step Up Death Benefit." The corresponding fees for the "Return of Premium Death Benefit" are 1.10% for each subaccount.

/(5)/ The fee table information relating to the underlying funds is for 1998 and was provided to PFL by the underlying funds, and PFL has not independently verified such information.
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/(8)/ The portfolios have adopted a Distribution Plan (the Plan) pursuant to
      Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution
      Agreement between the portfolios and Mentor Distributors, LLC ("Mentor
      Distributors") a wholly-owned subsidiary of BISYS Fund Services, Inc.,
      Mentor Distributors was appointed distributor of the portfolios. To compensate Mentor Distributors for the services it provides and for the expenses in incurs under the Distribution Agreement, the portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.25% of the portfolios' average daily net assets. For the period ended December 31, 1998, Mentor Distributors waived such fees in the amount of $9,226 and $17,544 for the Growth Portfolio and Capital Growth
      Portfolio, respectively.

/(13)/ With respect to the Mentor VIP High Income Fund, Mentor Investment
       Advisors intends to voluntarily waive 0.22% of its advisory fee in order to maintain a total expense ratio of 1.00%. If the underlying fund had borne all expenses that were assumed or waived by the investment advisor, the ratios for Management Fee and Total Portfolio Operating Expenses would have been 0.70% and 1.22%, respectively.


                               FEE TABLE EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, assuming the entire policy value is in the Mentor VIP High Income Subaccount, and assuming the family income protector rider has been selected.

The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

A = Return of Premium Death Benefit  (1.10% charge)
B = 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit
    (1.25% charge)

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

                                                                                     If the Policy is annuitized at
                                        If the Policy is surrendered                 the end of the applicable time
                                        at the end of the applicable                 period or if the Policy is not
                                                time period.                           surrendered or annuitized.
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
Subaccount                             1           3          5          10         1          3          5         10
                                      Year       Years      Years      Years       Year      Years      Years      Years
----------------------------------------------------------------------------------------------------------------------------
Mentor VIP High Income          A      $81        $123       $149        $297       $27        $82       $140       $297
                              ----------------------------------------------------------------------------------------------
                                B      $82        $127       $156        $312       $28        $86       $147       $312
============================================================================================================================


The above table will assist you in understanding the costs and expenses of the policy and the Mentor VIP High Income Portfolio that you will bear, directly or indirectly. These include the 1998 expenses of the Mentor VIP High Income Portfolio. In addition to the expenses listed above, premium taxes, currently ranging from 0% to 3.50% of premium payments may be applicable.

The examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In these examples, the $30 service charge is reflected as a charge of 0.086% based on an estimated average policy value of $35,000.